SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                             FORM 8-K
                          CURRENT REPORT





             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) August 31, 2000
                                                ________________


              PERMA-FIX ENVIRONMENTAL SERVICES, INC.
_________________________________________________________________
      (Exact name of registrant as specified in its charter)


     Delaware                 1-11596               58-1954497
 ________________        _______________         ___________________
 (State or other        (Commission File          (IRS Employer
 jurisdiction of            Number)              Identification No.)
  incorporation)


1940 N.W. 67th Place, Suite A, Gainesville, Florida        32653
____________________________________________________    ___________
 (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code   (352) 373-4200
                                                   __________________


                          Not applicable
_____________________________________________________________________
  (Former name or former address, if changed since last report)




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Item 2.  Acquisition or Disposition of Assets.
         ______________________________________

  On May 16, 2000, Perma-Fix Environmental Services, Inc. (the "Company"), and Waste Management Holdings, Inc., a Delaware corporation ("Waste Management Holdings"), entered into a Stock Purchase Agreement which was subsequently amended on August 31, 2000 (together, the "Stock Purchase Agreement"), wherein the Company agreed to purchase all of the outstanding capital stock of Diversified Scientific Services, Inc. ("DSSI") from Waste Management Holdings, Inc. ("Waste Management Holdings") pursuant to the terms of the Stock Purchase Agreement,

  On August 31, 2000, the conditions precedent to closing of the Stock Purchase Agreement were completed and the Stock Purchase
Agreement was consummated.

  Under the terms of the Stock Purchase Agreement, the purchase price paid by the Company in connection with the DSSI acquisition was $8,500,000, consisting of delivery of the following:

  * $2,500,000 in cash at closing;

  * a guaranteed promissory note (the "Guaranteed Note"), guaranteed by DSSI, with the DSSI guarantee secured by certain assets of DSSI (except for accounts, accounts receivables, general intangibles, contract rights, cash, real property, and proceeds thereof), executed by the Company in favor of Waste Management Holdings in the aggregate principal amount of $2,500,000, and bearing interest at a rate of equal to the prime rate charged on August 30, 2000, as published in the Wall Street Journal plus 1.75% per annum and having a term of the lesser of 120 days from August 31, 2000, or the business day before the date that the Company acquires any entity or substantially all of the assets of an entity (the "Guaranteed Note Maturity Date"), with interest and principal due in a lump sum at the end of the Guaranteed Note Maturity Date; and

  * an unsecured promissory note (the "Unsecured Promissory
Note"), executed by the Company in favor of Waste Management
Holdings in the aggregate principal amount of $3,500,000, and bearing interest at a rate of 7% per annum and having a five year term with interest to be paid annually and principal due at the end of the term of the Unsecured Promissory Note.

  The principal business of DSSI, conducted at its facility in Kingston, Tennessee, is the permitted transportation, storage and treatment of hazardous waste and mixed waste (waste containing both low level radioactive and hazardous waste) and the disposal of or recycling of mixed waste in DSSI's treatment unit located at DSSI's facility. The Company intends to continue using the DSSI facility for substantially the same purposes as such was being used prior to the acquisition by the Company.

  The cash portion of the purchase price for DSSI was obtained pursuant to the terms of a short term bridge loan agreement (the
"$3,000,000 RBB Loan Agreement") with RBB Bank Aktiengesellschaft,

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a bank organized under the laws of Austria ("RBB Bank"), whereby
RBB Bank loaned (the "$3,000,000 RBB Loan") the Company the aggregate principal amount of $3,000,000, as evidenced by a Promissory Note (the "$3,000,000 RBB Promissory Note") in the face amount of $3,000,000, having a maturity date of November 29, 2000 and bearing an annual interest rate of 12%. See Item 5 below for a discussion of warrants for the purchase of, or issuance of, the Company's common stock issued or which may be issued to RBB Bank as a result of the $3,000,000 RBB Loan.

Item 5.  Other Events.
         ____________
     In connection with the acquisition of DSSI, effective August 31, 2000, Congress Financial Corporation (Florida) ("Congress"), the Company's principal lender, and the Company's subsidiaries, including DSSI (which, when acquired by the Company, would be a wholly owned subsidiary of the Company) entered into a Second Amendment and Joinder to Loan and Security Agreement (the "Loan Amendment") dated August 31, 2000, pursuant to which the Loan and Security Agreement, as amended ("Loan Agreement") among Congress, the Company and the Company's subsidiaries was amended to provide, among other things:

     * the credit line shall be increased from $11,000,000 to $12,000,000; and

     * DSSI shall be added as co-borrower under the Loan Agreement, as amended.

     Immediately after the closing of the Stock Purchase Agreement, the Company's availability under the revolving line of credit of the Loan Agreement, as amended, was approximately $1.9 million, less certain reserve requirements as set forth in the Loan Agreement, as amended. As security for the payment and performance of the Loan Agreement, as amended, the Company and its subsidiaries (including DSSI) have granted a first security interest in all accounts receivable, inventory, general intangibles, equipment and certain of their other assets, as well as the mortgage on two facilities owned by subsidiaries of the Company, and except for

     * certain real property owned by Perma-Fix of Michigan, Inc. (formerly known as Chem-Met Services, Inc.) ("PFMI"), for which a first security interest is held by The Thomas P. Sullivan Living Trust, dated September 6, 1978 and The Ann L. Sullivan Living Trust, dated September 6, 1978, as security for PFMI's non-recourse guaranty of the payment of certain promissory notes, and

     * DSSI's plant, equipment, and proceeds thereof, for which a first security interest is held by Waste Management Holdings in connection with the Guaranteed Promissory Note.

     In connection with the $3,000,000 RBB Loan, discussed under
Item 2 of this report, the Company paid RBB Bank a fee of $15,000 and issued RBB Bank certain warrants (the "Initial RBB Loan Warrants"), having a term of three (3) years, allowing the purchase of up to 150,000 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), at an exercise price of $1.50 per share, with these warrants containing a cashless exercise provision.

     Pursuant to the terms of the $3,000,000 RBB Loan Agreement, if all principal and accrued and unpaid interest under the $3,000,000 RBB Promissory Note is not paid in full by 5:00 p.m. New York time

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
on October 30, 2000, then the Company shall issue to RBB Bank certain additional warrants, having a term of three (3) years, allowing the purchase of up to an additional 5,000 shares of Common Stock for each $100,000 of unpaid principal remaining under the Promissory Note on such date, at an exercise price equal to the closing market price of the Common Stock on the National Association of Security Dealers Automated Quotation SmallCap market system ("NASDAQ") on October 30, 2000, with such warrants containing a cashless exercise provision.

     Pursuant to the terms of the $3,000,000 RBB Loan Agreement, if all principal and accrued and unpaid interest under the $3,000,000 RBB Promissory Note is not paid in full by 5:00 p.m. New York time on November 29, 2000, then the Company shall issue to RBB Bank a certain number of shares of Common Stock, with the number of shares determined by dividing $300,000 by the closing market price of the Common Stock on the NASDAQ on such date, if shares of Common Stock have been traded on the NASDAQ on such date, or on the most recent trading date, if shares of Common Stock have not been traded on the NASDAQ on such date;

     Pursuant to the terms of the $3,000,000 RBB Loan Agreement, if all principal and accrued and unpaid interest under the $3,000,000 RBB Promissory Note is not paid in full by 5:00 p.m. New York time on the 29th day of each month after November 2000, then the Company shall issue to RBB Bank a certain additional number of shares of Common Stock, with the number of shares determined by dividing $300,000 by the closing market price of the Common Stock on the NASDAQ on such date, if shares of Common Stock have been traded on the NASDAQ on such date, or on the most recent trading date, if shares of Common Stock have not been traded on the NASDAQ on such date.

     RBB Bank could acquire additional warrants to purchase Common Stock in connection with a previous loan agreement (the "Previous RBB Loan Agreement") among the Company, Perma-Fix of Michigan, Inc. ("PFMI") and RBB Bank, which was entered into on or about July 14, 2000, the Company and PFMI entered into the RBB Letter Agreement, pursuant to which RBB Bank loaned $750,000 to PFMI, as evidenced by a Promissory Note (the "Previous RBB Note"), having a term until December 31, 2000, in the aggregate principal amount of $750,000, at an annual rate of 10% interest thereon with accrued interest and principal due in full upon the earlier of (i) December 31, 2000 and
(ii) the Company entering into a private placement of its securities yielding in excess of $3,000,000 to the Company.

     The Previous RBB Loan Agreement provides that if all principal and accrued and unpaid interest under the Previous RBB Note is not paid in full by 5:00 p.m. New York time on

     * September 1, 2000, then the Company shall issue to RBB Bank a five (5) year warrant to purchase up to 100,000 shares of Common Stock at an exercise price equal to the closing market price of the Common Stock on the NASDAQ on September 1, 2000,

     * October 1, 2000 then the Company shall issue to RBB Bank a five (5) year warrant to purchase up to 150,000 shares of Common
Stock at an exercise price equal to the closing market price of the Common Stock on the NASDAQ on October 2, 2000 and

     * November 1, 2000 then the Company shall issue to RBB Bank a five (5) year warrant to purchase up to 200,000 shares of Common Stock at an exercise price equal to the closing market price of the Common Stock on the NASDAQ on November 1, 2000, and

     * December 1, 2000 then the Company shall issue to RBB Bank a five (5) year warrant to purchase up to 250,000 shares of Common Stock at an exercise price equal to the closing market price of the Common Stock on the NASDAQ on December 1, 2000.

As of September 1, 2000, the Previous RBB Note had not been repaid in full and the Company has issued or will be issuing to RBB Bank a warrant to purchase up to 100,000 shares of Common Stock at an exercise price of $1.625, the closing market price of the Common Stock on the NASDAQ on September 1, 2000.

     The shares of Common Stock which may be issued upon exercise of the warrants issued or which may be issued to RBB Bank pursuant to the terms of the $3,000,000 RBB Loan Agreement and the Previous RBB Loan Agreement and the additional shares of Common Stock which may be issued to RBB Bank under the $3,000,000 RBB Loan Agreement have not been registered with the Securities and Exchange Commission (the "Commission"), and RBB Bank has agreed that such shares of Common Stock, if any, may be transferred only pursuant to an effective registration statement under the Securities Act of 1933, as amended, and any applicable state securities laws unless there is furnished to the Company an opinion of counsel or other evidence satisfactory to the Company's counsel, to the effect that such registration is not required.

     As of September 14, 2000, RBB Bank holds approximately 6,744,780 shares of Common Stock, or approximately 31%, of the Company's outstanding Common Stock, and has the right to acquire 3,256,250 shares, under certain warrants (including the Initial
RBB Loan Warrants) and 2,791,333 shares that RBB Bank has the right to acquire upon conversion of three (3) series of the Company's outstanding preferred stock consisting of 1,769 shares of Series 14 Class N Convertible Preferred Stock ("Series 14 Preferred"), 616 shares of Series 15 Class O Convertible Preferred Stock ("Series 15 Preferred") and 1,802 shares of Series 16 Class
P Convertible Preferred Stock ("Series 16 Preferred") (collectively, the "RBB Preferred"), assuming conversion of the outstanding series of Preferred Stock at $1.50 per share.

     If the conversion of the currently outstanding RBB Preferred occurs between April 20, 2000 and April 20, 2001, then the

     * Series 14 Preferred, which during this period has a set conversion price of $1.50 per share of Common Stock, is convertible into 1,179,333 shares of Common Stock,

     * Series 15 Preferred, which during this period has a minimum conversion price of $1.50 per share of Common Stock, is convertible into 410,667 shares of Common Stock, assuming the conversion is at $1.50 per share of Common Stock and


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
     * Series 16 Preferred, which during this period has a minimum conversion price of $1.50 per share of Common Stock, is convertible into 1,201,333 shares of Common Stock, assuming the conversion is at $1.50 per share of Common Stock.

     As part of the sale of the Series 16 Preferred, the Company also issued to RBB Bank certain warrants ("Series 16 Warrants") entitling RBB Bank to purchase until three years after June 30, 1998, an aggregate of up to 350,000 shares of Common Stock, subject to certain antidilution provisions, with 200,000 shares exercisable at a price equal to $1.875 per share and 150,000 shares exercisable at a price equal to $2.50 per share. In connection with the issuance of the Series 16 Preferred, the Company issued 200,000 shares of Common Stock to Liviakis Financial Communications and Robert B. Prag (the "Liviakis Shares"). Pursuant to the terms of the Series 16 Preferred and the Series 16 Warrants and agreement with the NASDAQ, if the issuance of the Common Stock upon the conversion of the Series 16 Preferred, exercise of the Series 16 Warrants and the issuance of the Liviakis Shares are subject to shareholder approval if

     * the aggregate number of shares of Common Stock issued by the Company pursuant to the terms of the Series 16 Preferred, the Series 16 Warrants and the Liviakis Shares exceeds 2,388,347 shares of Common Stock (which equaled 19.9% of the outstanding shares of Common Stock of the Company as of June 30, 1998) and

     * RBB Bank, the holder of the Series 16 Preferred, has converted or elects to convert any of the then outstanding shares of Series 16 Preferred pursuant to the terms of the Series 16 Preferred, at a conversion price of less than $1.875 ($1.875 being the market value per share of Common Stock as quoted on the NASDAQ as of the close of business on June 30, 1998, which was the date of the agreement relating to the sale of the Series 16 Preferred), other than if the conversion price is less than $1.875 solely as a result of the anti-dilution provisions of the Series 16 Preferred.

     As of the September 1, 2000, RBB Bank has already converted certain shares of the Series 16 Preferred at a price below $1.875. Therefore, if the Company were to issue in excess of 2,388,347 shares of Common Stock upon conversion of the Series 16 Preferred, upon exercise of the Series 16 Warrants and the issuance of the Liviakis Shares without obtaining shareholder approval under the above-described circumstances, the NASDAQ could de-list the Common Stock or could refuse to list the shares of Common Stock in excess of 2,388,347, either of which actions would be in violation of the terms of the Series 16 Preferred and the Series 16 Warrants and have a material adverse effect upon the Company. As of September 1, 2000, the Company has issued 524,610 shares of Common Stock in connection with the conversion of the Series 16 Preferred and the issuance of the Liviakis Shares.

     The issuance of shares of Common Stock to RBB Bank as a result of the exercise of warrants or otherwise in connection with the $3,000,000 RBB Loan and the Previous RBB Loan is subject to regulatory approval, including listing approval of NASDAQ to list these shares. If the Company were to issue shares of Common Stock in connection with the $3,000,000 RBB Loan or the Previous RBB Loan without the NASDAQ listing approval, the NASDAQ could de-list the Common Stock or could refuse to list the shares of Common Stock issued in violation of the NASDAQ marketplace rules, either of which actions would have a material adverse effect upon the Company.

     If RBB Bank were to acquire an aggregate of 2,791,333 shares of Common Stock upon conversion of the outstanding shares of the RBB Preferred based on a conversion price of $1.50 per share of Common Stock and were to exercise all of the outstanding warrants to acquire Common Stock which are held by RBB Bank, RBB Bank would own approximately 46% of the outstanding Common Stock, assuming that the Company does not issue any other shares of Common Stock or acquire any of the RBB Preferred or the Common Stock and RBB Bank does not sell or otherwise dispose of any shares of Common Stock. This does not include the shares of Common Stock which may be issuable for payment of dividends on the RBB Preferred or which may be issued in the event additional warrants are issued in connection with the $3,000,000 RBB Loan or in connection with the Previous RBB Loan Agreement.

     RBB Bank has advised the Company that it is holding the shares of Common Stock, the RBB Preferred, and the warrants exercisable into Common Stock on behalf of numerous clients. As of the date of this report, RBB Bank has not filed a Schedule 13D or Schedule 13G, pursuant to Section 13(d) of the Exchange Act and Regulation 13D as promulgated thereunder or filed any Forms 3, 4 or 5 under the Exchange Act, reporting RBB Bank as the beneficial owner of Common Stock of the Company. RBB Bank has informed the Company that, although the shares are held in the name of RBB Bank and the warrants are in the name of RBB Bank, its clients (and not RBB Bank) maintain full voting and dispositive power over such shares. Consequently, RBB Bank has advised the Company it believes it is not the beneficial owner, as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended ("Rule 13d-3"), of the shares of stock registered in the name of RBB Bank because it has neither voting nor investment power, as such terms are defined in Rule 13d-3, over such shares.
As a result, RBB Bank has informed the Company that it does not believe that it is required to file either Schedule 13D or Schedule
13G or Forms 3, 4 or 5 in connection with the shares of the Company's Common Stock registered in the name of RBB Bank or covered by warrants held by RBB Bank. RBB Bank has also advised the Company that under the laws of Austria it is not permitted to disclose the names of its clients.

Item 7. Financial Statements and Exhibits.
        _________________________________

       (a)   Financial statements of businesses acquired.

    The audited financial statements of DSSI and the unaudited interim financial statements of DSSI required by Rule 3.05(b) of Regulation S-X, as promulgated pursuant to the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") are not included herein, but shall be filed by amendment to this Form 8-K not later than 60 days after September 15, 2000.

       (b)   Pro forma financial information.

    The unaudited pro forma financial information required by
Article 11 of Regulation S-X, as promulgated pursuant to the Securities Act and the Exchange Act is not included herein, but shall be filed by amendment to this Form 8-K not later than 60 days after September 15, 2000.

      (c)  Exhibits.

     2.1 Stock Purchase Agreement dated as of May 16, 2000, between Perma-Fix Environmental Services, Inc. and Waste Management Holdings, Inc. as incorporated by reference from Exhibit 2.1 to the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2000.

     2.2 First Amendment to Stock Purchase Agreement dated August 31, 2000, between Perma-Fix Environmental Services, Inc., and Waste Management Holdings, Inc. (Exhibits and Schedules to this agreement as referenced in the Schedule included therein are omitted, but will be provided to the Commission upon request.)

     4.1       Loan Agreement between Perma-Fix Environmental
               Services, Inc. and RBB Bank Aktiengesellschaft, dated August 29, 2000.

     4.2       Promissory Note for $3,000,000, dated August 29,
               2000, issued to RBB Bank Aktiengesellschaft.

     4.3 Warrant for 150,000 shares of Common Stock issued to RBB Bank Aktiengesellschaft.

     4.4 Guaranteed Promissory Note, dated August 31, 2000, for $2,500,000 issued to Waste Management Holdings, Inc.

     4.5       Promissory Note, dated August 31, 2000, for
               $3,500,000 issued to Waste Management Holdings,
               Inc.

     4.6 RBB Letter Agreement regarding a $750,000 loan is incorporated by reference from Exhibit 10.1 to the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2000.

     4.7 Unsecured Promissory Note in favor of RBB Bank Aktiengesellschaft is incorporated by reference from Exhibit 10.3 to the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2000.

     10.1 Non-recourse Guaranty dated August 31, 2000, between Diversified Scientific Services, Inc. and
               Waste Management Holdings, Inc.


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

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PERMA-FIX ENVIRONMENTAL
                                    SERVICES, INC.


                                 By:   /s/ Richard T. Kelecy
                                    ________________________________
                                       Richard T.  Kelecy
                                       Chief Financial Officer

Date:  September 15, 2000



























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